                                                                                                       Exhibit 10.1
                                          SEVERANCE AND RELEASE AGREEMENT

         This  SEVERANCE  AND RELEASE  AGREEMENT  (this  “Agreement”)  is made and entered  into by Mr. John Halnen
(“Mr. Halnen”) and Elcom International, Inc., a Delaware corporation (the “Company”).

         WHEREAS,  Mr. Halnen’s employment with the Company ended on June 20, 2007 (the “Separation  Date”);  under circumstances that are in accord with Regulation >§1.409A-1(n); and

         WHEREAS,  this  Agreement is intended to supersede  in all respects the terms of an  employment  agreement between Mr. Halnen and the Company,  dated  December 21, 2005, as amended (the  “Employment  Agreement”),  with the exception of Section 7 thereof,  and an Agreement to Repay  Accrued  Salaries,  between Mr.  Halnen and the Company
(the “Repay Agreement”);

         WHEREAS,  the  parties  hereto  intend  that the  severance  under  this  Agreement  shall not  constitute deferred  compensation  for purposes of §409A of the Internal  Revenue Code of 1986, as amended  (“Code”) by reason of the safe harbor for severance pay set forth at Regulation §1.409A-1(b)(9)(iii);

         NOW,  THEREFORE,  in  consideration  of the promises and covenants  set forth herein,  the Company and the
Executive hereby agree as follows:

1.       Mr.  Halnen’s last date of  employment  was June 20, 2007. On the  Effective  Date of this  Agreement,  as defined  below,  Mr.  Halnen  shall  resign from any and all seats he held on the Board of Directors of the Company and any and all parents,  subsidiaries,  and  affiliates of the Company,  effective June 20, 2007. Mr. Halnen shall cooperate  in preparing  and  executing  appropriate  notices and  documents  to reflect such change in  employment status and his termination from any and all applicable Boards.

2.       If the Company or Mr.  Halnen  become  involved in any legal action by any third party,  provided that the
Company  does not have claims  against Mr.  Halnen and Mr.  Halnen  does not have any claims  against the  Company, relating to events which  occurred  during Mr.  Halnen’s  employment,  Mr. Halnen and the Company will cooperate in good faith in the preparation,  prosecution,  or defense of the case, including,  but not limited to, the execution of  affidavits  or  documents  or  providing of  information  reasonably  requested by the other.  The parties will cooperate  to schedule  any  availability  required by the Company of Mr.  Halnen or by Mr.  Halnen of any officer, director or employee of the Company at mutually  convenient  times,  and,  subject to the terms of this  Agreement, the Company will reimburse  reasonable  out-of-pocket  expenses,  not including attorneys’ fees and costs except as provided  under  section 6 of this  Agreement,  related  to  assistance  provided  by Mr.  Halnen at the  Company’s request,  provided that any such  reimbursements  not otherwise  deductible by Mr. Halnen under Code Section 162 or
167 are made no later than the end of the calendar year after the year in which such expense was occurred.

3.       The Company  shall pay Mr.  Halnen the  aggregate  sum of Three  Hundred  Thousand  Dollars and Zero Cents
($300,000.00)  as severance and as consideration  in settlement of all claims,  demands,  liabilities and causes of action  whatsoever of every name and nature arising out of Mr. Halnen’s  employment by the Company,  the Employment
Agreement and any other prior agreements,  promises or covenants,  other than the Indemnity Agreement,  executed on or about August 27, 2003 by Mr. Halnen (the “Indemnity  Agreement”),  the  Indemnification  Agreement for Internal
Revenue Code Section  409A,  dated April 24, 2006 (the  “Indemnification  Agreement”)  subject to Section 4 hereof, the grants and plans  applicable to any stock  options or other stock rights held by Mr.  Halnen on the  Separation
Date, and Section 7 of the  Employment  Agreement,  and  termination  of his  employment,  payable to Mr. Halnen in installments as follows:

(a)      On the first  regularly  scheduled  payroll period after the Effective Date as defined below,  the Company will pay Mr.  Halnen the sum of  Twenty-Five  Thousand  Dollars and Zero Cents  $25,000.00,  less applicable withholdings and required deductions; and

(b)      Commencing  with the first regularly  scheduled  payroll period after the Effective Date, the Company will pay  Mr.  Halnen  the  sum of Two  Hundred  Seventy-Five  Dollars  and  Zero  Cents  $275,000  in
                  twenty-four  (24)  consecutive,  equal  bi-weekly  installments,  each in the  amount  of  Eleven
                  Thousand Four Hundred  Fifty-Eight and 33 Cents  ($11,458.33),  less applicable  withholdings and required deductions.

All payments  will be subject to  applicable  withholdings  and reported as wage  income,  and not as  nonqualified deferred  compensation,  on one or more Forms W-2 and any  comparable  state  forms.  In the case of any failure of the Company to make a payment of any installment  set forth in this  Agreement,  the Company shall pay all costs or expenses  incurred in the collection of any sum due including  reasonable  attorney’s  fees if the Company fails to cure such failure  within ten (10) days of receipt of notice of such failure.  Notwithstanding  anything  herein to the contrary,  if, for any reason, Mr. Halnen is deemed a specified  employee,  as defined under  §409A(a)(2)(B)(i)
of the Code, as of his Separation Date and the severance safe harbor of Reg. §1.409A-1(b)(9)(iii)  does not apply, then the payment dates hereunder  shall be adjusted so that no payment  hereunder that is subject to Code §409A may be made before the expiration of six (6) months after Mr. Halnen’s  Separation Date or, if earlier,  his death, and the  Company  shall pay all  amounts  accumulated  during the six (6) month  period on the first day of the seventh
(7th) month following the Separation Date.

In  addition,  for an eight (8) month  period  after the  Separation  Date,  the Company  shall pay the premium for continuation of group health coverage under COBRA.  The monetary  compensation  plus the benefits set forth in this
Section 3 will constitute the “Severance Benefits”.

4.       Release.  In  consideration  of  the  Company’s  providing  the  Severance  Benefits  set  forth  in  this
Agreement,  and other good and valuable  consideration,  Mr. Halnen,  individually and on behalf of his heirs, next of kin,  executors,  administrators and assigns,  hereby fully irrevocably and unconditionally  remises,  releases, acquits  and  forever  discharges  Elcom  International,  Inc.  and any parent or related  corporation,  affiliate, subsidiary,  successor  and assign,  as well as its and their past,  present  and future  stockholders,  directors, officers,  managers,  members,  employees,  agents,  representatives,  insurers and  attorneys  (collectively,  the
“Released  Parties”)  from and with  respect  to any and all  claims,  demands,  liabilities  and  causes of action whatsoever  of every name and nature,  in law and at equity,  including  but not  limited to claims or  allegations that the Released  Parties or any of them has violated  Title VII of the Civil  Rights Act of 1964,  the  Americans
with  Disabilities Act, the Age  Discrimination  in Employment Act, the Older Workers’ Benefit  Protection Act, the
Employee  Retirement  Income Security Act of 1974, the  Massachusetts  Payment of Wages Act, and any common law and
statutory  claims  under  federal,  state  and  local  laws  which  prohibit  discrimination  (including,   without
limitation,  claims of discrimination  based on race,  religion,  national origin,  sex,  disability or handicap or sexual orientation) or so-called  whistle-blowing,  and any claims for breach of contract (express and/or implied), wrongful termination,  intentional infliction of emotional distress,  interference with contractual or advantageous business  relations,  loss of consortium,  invasion of privacy,  defamation,  and any other tort, payment of wages, debts, costs, expenses,  attorneys’ fees or other damages, whether known or unknown, suspected or unsuspected,  and whether or not  concealed or hidden,  which he now has, may have,  or may have had against the Released  Parties or any of them prior to this  date,  arising  out of or in any way  related to his  employment  relationship  with the
Released Parties or any of them, and/or the termination of his employment.

This release does not apply to (a) Mr.  Halnen’s  rights to accrued  benefits  under any stock or stock option plan or an employee  pension or welfare  benefit  plan as defined  under  ERISA,  (b)  enforcement  of the terms of this
Agreement,  (c) any rights or claims that may arise after the Execution  Date, (d) Mr.  Halnen’s COBRA rights,  (e)
any claim for  indemnification  from the Company as  specifically  identified in this  Agreement.  The exclusion of the  Indemnification  Agreement  from the above  release,  the  survival of the  Indemnification  Agreement  or the reference to the  Indemnification  Agreement in this  Agreement are not intended to be an admission,  or agreement, covenant  or  promise by the  Company  that it will  indemnify  Mr.  Halnen or that Mr.  Halnen is  entitled  to be indemnified  by the Company,  nor an admission or agreement by Mr. Halnen that he is not entitled to be indemnified by the  Company,  for all taxes,  penalties,  interest,  fees or legal fees  assessed to or  otherwise  that may be incurred or owed by Mr. Halnen as a result of Section 409A in connection  with the Severance  Benefits or any other payment to Mr. Halnen set forth in this Agreement.

Mr.  Halnen  understands  that  nothing  in  this  Agreement  prevents  him  from  filing,   cooperating  with,  or
participating  in any  proceeding  before the Equal  Employment  Opportunity  Commission  (“EEOC”)  or a state fair employment  practices  agency.  Mr. Halnen  waives any right to recover  monetary  benefits in connection  with any proceeding before the EEOC or a state fair employment practices agency.

5.       In  connection  with his  release  of claims  under the Age  Discrimination  in  Employment  Act and Older
Workers’ Benefit Protection Act, Mr. Halnen acknowledges that:

         (a)      he has been  advised by the Company that he should  consult an attorney of his choice  concerning this Agreement.

         (b)      he has been given a period of at least  twenty-one  (21) days within  which to consider the terms of this Agreement.

         (c)      if he chooses to sign this  Agreement  before  twenty-one  (21) such days have  passed,  then his signature  will be treated as effective by the Company upon receipt of this  Agreement  signed by him (the
         “Execution Date”).

         (d)      for a period of seven (7)  additional  days after  signing  this  Agreement,  he has the right to revoke it.

         (e)      any revocation  notice,  to be effective,  must be in writing,  sent to the attention of Mr. Greg
         King, Elcom  International,  Inc., 10 Oceana Way,  Norwood,  MA 02062, and must be received by the Company before the 7-day revocation period has expired.

         (f)      if Mr.  Halnen  revokes  this  Agreement,  the Company  shall have no  obligation  to pay him the
         Severance Benefits under this Agreement.

         (g)      if the  Company  does  not  receive  from  him  written  notice  of his  revocation  prior to the expiration  of seven (7)  revocation  period,  this  Agreement  shall have full force and effect as of the eighth (8th) day after the Execution Date (the “Effective Date”).

         (h)      Mr.  Halnen is  specifically  waiving  his  rights  and claims  under the Age  Discrimination  in
         Employment Act and the Older Worker’s Benefit Protection Act.

         (i)      the waiver of rights and claims  under the Age  Discrimination  in  Employment  Act and the Older
         Worker’s  Benefit  Protection  Act does not  extend to any  rights or  claims  arising  after the date Mr.
         Halnen executes this Agreement.

         (j)      he has carefully read and fully  understands all of the provisions of this  Agreement,  knowingly and  voluntarily  agrees  to,  and  intends  to be  legally  bound by,  all of the terms set forth in this
         Agreement.

         (k)      the Company is providing  Mr. Halnen with  Severance  Benefits and other  consideration  that Mr.
         Halnen would not otherwise be entitled to, but for his entering  into this  Agreement  voluntarily  and as his free act and deed.

6.       Indemnification.  The Company  will  indemnify  Mr.  Halnen to the  fullest  extent  required by law,  the
Company’s By Laws, the Company’s  Certificate of  Incorporation,  the Indemnity  Agreement and the  Indemnification
Agreement, subject to Section 4 hereof.

7.       Governing Law and  Jurisdiction.  Except as otherwise  preempted by federal law, this  Agreement  shall be governed by and construed  under  Massachusetts  law,  without  regard to state  conflict of laws  principles.  Mr.
Halnen and the Company  agree that any lawsuit  between them  arising  under this  Agreement  shall be filed in any state court located in Massachusetts,  and each hereby agrees,  acknowledges,  waiving any and all objections,  and submits  himself or itself to the  exclusive  jurisdiction  and venue of such  courts for the  purposes of any such lawsuit and agrees to accept  service of process in  accordance  with the  provisions  for  delivery of notices set forth in this Agreement.

8.       Entire Agreement.  This Agreement  supersedes all prior agreements  between the parties with the exception of the  Indemnification  Agreement,  subject to Section 4 hereof,  the  Indemnity  Agreement,  the grants and plans applicable to any stock options or other stock rights held by Mr. Halnen on the  Separation  Date, and Section 7 of
the Employment Agreement.  This Agreement,  the Indemnification  Agreement,  the Indemnity Agreement, and Section 7
of the Employment  Agreement,  constitute the entire agreement between the parties.  This Agreement  reflects terms and  conditions  that were  negotiated  by the  parties.  Accordingly,  no term or  condition  should be  construed strictly against any party on the basis that it was drafted by such party.

11.      Notices.  All notices and other communications  hereunder shall be in writing;  shall be delivered by hand delivery to the other party or mailed by registered or certified mail, return receipt  requested,  postage prepaid;
shall be deemed delivered upon actual receipt; and shall be addressed as follows:

If to Mr. Halnen:                   If to the Company:

Mr. John Halnen                     Mr. Greg King
30 Berkshire St                     Elcom International, Inc.,
Norfolk, MA 02056                   10 Oceana Way
                                    Norwood, MA 02062

12.      Authority.  The Company  warrants to Mr. Halnen that it is duly  authorized in accordance with the laws of its  domicile,  is in good  standing,  with full powers and  authority to enter into,  execute and be bound to this
Agreement and that the person executing this Agreement is authorized to do so.

13.      Nonadmission.  Nothing in this  Agreement  is intended to be and shall not be construed as an admission of wrongdoing by the Company or Mr. Halnen.

14.      Counterparts.  This  Agreement may be executed with  duplicate  original  counterparts  and with facsimile signatures,  each of which shall  constitute  an original  and which  together  shall  constitute  one and the same document.

15.      Severability.  Each provision of this  Agreement  shall be treated as a separate and  independent  clause, and the invalidity or  unenforceability  of any one clause shall in no way impair the  enforceability of any of the other clauses herein.
I HEREBY ACKNOWLEDGE THAT I HAVE TAKEN A SUFFICIENT AMOUNT OF TIME TO CAREFULLY AND THOROUGHLY REVIEW THIS AGREEMENT, THAT I HAVE READ THIS AGREEMENT AND UNDERSTAND ALL OF ITS TERMS AND CONDITIONS AND THAT I HAVE SIGNED THIS AGREEMENT OF MY OWN FREE WILL AND NOT UNDER ANY DURESS FROM ANY REPRESENTATIVE OF ELCOM OR ANY OTHER PERSON.

/s/ John E. Halnen John E. Halnen	Dated: July 17, 2007

ELCOM INTERNATIONAL, INC. By: /s/ Gregory King Gregory King, Acting CEO	Dated: July 18, 2007